Exhibit 99.1

SUPPORT.COM ANNOUNCES PRELIMINARY RESULTS OF 2016 ANNUAL MEETING OF STOCKHOLDERS
Five New Directors Elected to the Support.com Board

Redwood City, Calif. – June 24, 2016 – Support.com, Inc. (NASDAQ:SPRT), makers of award-winning Support.com® Cloud software (formerly “Nexus®”) for Support Interaction Optimization and a leading provider of tech support and turnkey support center services, today announced that, based on preliminary results from its 2016 Annual Meeting of Stockholders held earlier today, stockholders have elected one of the Company’s director nominees and five new directors nominated by VIEX Capital Advisors, LLC.

Based on a preliminary vote count provided by Support.com’s proxy solicitor, Support.com’s continuing director, Tim Stanley, will be joined on the Support.com Board by Richard Bloom, Brian J. Kelley, Bradley L. Radoff, Joshua E. Schechter and Eric Singer. The final tabulation of results will be completed by the independent tabulation and voting certification firm IVS Associates, Inc., which served as the Independent Inspector of Elections, and are expected to be made publicly available next week.

In other business conducted at the 2016 Annual Meeting, stockholders:

•	Approved on an advisory basis the compensation of Support.com’s named executive officers for the year ended December 31, 2015;

•	Approved the amendment and restatement of the Support.com 2010 Equity and Performance Incentive Plan;

•	Approved an amendment to Support.com’s Restated Certificate of Incorporation to effect a reverse stock split of Support.com’s outstanding common stock and common stock held in treasury, within a range of one-for-three (1:3) to one-for-seven (1:7), as will be elected by the Support.com Board of Directors prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State;

•	Approved an amendment to the Support.com Restated Certificate of Incorporation to reduce proportionally the total number of shares of common stock that Support.com is authorized to issue using the same split factor that will ultimately be used in the reverse stock split that was approved by stockholders;

•	Ratified the adoption of Support.com’s Section 382 Tax Benefits Preservation Plan; and

•	Ratified the appointment of BDO USA, LLP as Support.com’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Further details regarding the results of the 2016 Annual Meeting will be contained in a Current Report on Form 8-K that Support.com will be filing with the Securities and Exchange Commission (SEC) next week. This filing will be available at no charge at the SEC’s web site at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.support.com.

About Support.com

Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, greater brand loyalty and growing revenues.

For more information, please visit www.support.com or follow us @support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

Safe Harbor for Forward-Looking Statements

This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Support.com, Inc. (“Support.com”) are forward-looking. Such forward-looking statements include, but are not limited to, Support.com’s ability to continue to execute on and implement its strategic plan; Support.com’s opportunities for continued growth; Support.com’s initiatives to improve its financial and operational performance and increase its growth and profitability; Support.com’s future stock price; Support.com’s ability to grow its business; Support.com’s ability to enhance its competitive position; Support.com’s ability to continue to maintain expense discipline; Support.com’s actions taken or contemplated to enhance its long-term prospects and create value for its stockholders; Support.com’s future operational and financial performance; the future effect of Support.com’s strategic plan on Support.com’s growth, profitability and total stockholder returns; all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; future performance in economic and other terms; whether Support.com Cloud will bolster margins, generate predictable revenue and expand Support.com’s existing customer base; our ability to execute on our plan to create value from our Cloud technology; whether our technical support expertise and customer support knowledge base will translate into future growth; whether we will achieve growth and diversification; whether the actions we are taking will unlock stockholder value; whether our recently-outlined cost reduction plan will allow us to become profitable on a non-GAAP basis for the full year of 2018; whether we can capitalize on developing trends and paradigm shifts in the support market; whether and the timing of when the results from the strategic growth plan we are executing will be fully reflected in our financial results and stock price and whether we will be able to capitalize on the opportunities in the connected support market. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual events or results to differ materially from those described in Support.com’s forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly “Nexus®”) software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, and risks, disruption, costs and uncertainty caused by or related to the actions of activist stockholders, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

© 2016 Support.com, Inc. All rights reserved.  Support.com, the Support.com logo and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries.

Investor Contact

Jacob Moelter
Investor Relations, Support.com
+1.650.556.8595
jacob.moelter@support.com